Dentsply Sirona Acquires Byte® Creates Enhanced Scale in the Important Clear Aligner Market January 4, 2021 Exhibit 99.2

Safe Harbor Statement This communication, in addition to historical information, contains “forward-looking statements” regarding, among other things, future events or the future financial performance of Dentsply Sirona. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the transaction include, but are not limited to: statements about the benefits of the transaction, including future financial and operating results; Dentsply Sirona’s plans, objectives, expectations and intentions; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to Dentsply Sirona and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the transaction, these factors could include, but are not limited to: the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the continued strength of the dental and medical device markets; unexpected changes relating to competitive factors in the dental and medical devices industries; the timing, success and market reception for Dentsply Sirona’s new and existing products; the possibility of new technologies outdating Dentsply Sirona’s products; the outcomes of any litigation; continued support of Dentsply Sirona’s products by influential dental and medical professionals; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the transaction on relationships with customers, suppliers, competitors, management and other employees; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs.   Additional information concerning other risk factors is also contained in the section titled “Risk Factors” in Dentsply Sirona’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and any updating information in subsequent SEC filings including the Company's Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2020. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (“COVID-19”) pandemic and the impact of varying private and governmental responses that affect our customers, employees, vendors and the economies and communities where they operate.   Many of these risks, uncertainties and assumptions are beyond Dentsply Sirona’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and Dentsply Sirona undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Dentsply Sirona gives no assurance (1) that it will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning Dentsply Sirona, the transaction, or other matters and attributable to Dentsply Sirona or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Today’s Speakers Donald M. Casey Chief Executive Officer Dentsply Sirona Jorge Gomez Chief Financial Officer Dentsply Sirona Neeraj Gunsagar Chief Executive Officer Byte

Don Casey, CEO

Our Strategy & Vision Grow Revenues Improve Margins Simplify the Organization Take advantage of the unique global breadth and depth of Dentsply Sirona to create more meaningful solutions for dentists built around innovative products and differentiated clinical education.

Compelling Strategic and Financial Rationale Significantly enhances scale in the important clear aligner market Increases access to quality dental care for additional patients Accretive to long-term financial targets and Non-GAAP EPS in 2021 ü ü ü

Strategic Acquisition Provides Mutual Benefits Global dental solutions platform with strong network of dental partners A leader in dental innovation with proven R&D engine Extensive supply chain and logistics network SureSmile® in-office clear aligner solution provides outstanding digital treatment planning supporting excellent patient outcomes DTC approach increases access to dental care Advanced technology provides quality orthodontic care for mild to moderate needs Strong consumer brand and marketing analytics Increases Scale Broadens Reach Unlocks Growth Deepens Relationships

Neeraj Gunsagar, CEO of Byte

Leading Direct-to-Consumer, Doctor-Directed Clear Aligner Company Founded in 2017 and headquartered in Los Angeles Highly innovative platform Technology provides fast and convenient at-home aligner system Effective treatment planning overseen by network of licensed dentists and orthodontists Leverages marketing analytics to drive customer acquisition and satisfaction Cost effective treatment expands access to populations where cost has been prohibitive Strong management team and employee base High-growth, profitable financial profile Increasing access to dental care for patients with mild to moderate orthodontic needs through a nationwide network of licensed dental practitioners and easy-to-use clear aligner system

Strong Platform Offering Competitive and Differentiated Capabilities Fast results for mild to moderate orthodontic needs ü Doctor-directed care ü Excellent patient outcomes ü 100% approval financing ü Accelerating device included ü Customer-experience driven, onshore customer service ü Advanced back end technology ü

Jorge Gomez, CFO

Transaction Summary Transaction valued at ~$1.04 billion. $160 million expected tax benefit Funded with cash on hand Transaction Structure Neeraj Gunsagar and existing management team will continue to operate the business Leadership Acquisition closed on December 31, 2020 Timing Clear aligners is a fast-growing segment within the dental market Transaction expands product offerings, customer base, and provides access to new markets Dentsply Sirona’s R&D, supply chain & commercial expertise expected to further enhance Byte growth Compelling Strategic Rationale Provides accretion to Dentsply Sirona’s 3-4% long-term revenue growth rate Combined clear aligner annual revenue run-rate expected to be in excess of $300 million by end of 2021 Expect Non-GAAP EPS accretion of at least $0.05 in 2021 Strong Financial Benefits

Strong Financial Impact and Outlook Accretive to Long-Term Financial Targets Provides accretion to Dentsply Sirona’s 3-4% long-term revenue growth rate Byte expected 2021 run-rate sales of at least $200 million Combined clear aligner portfolio estimated to generate revenue run-rate in excess of $300 million by end of 2021 Accretive to Non-GAAP EPS Byte is already profitable Non-GAAP EPS accretion expected of at least $0.05 in 2021 Incrementally accretive to earnings in the years thereafter NPV of tax benefits associated with transaction estimated to be approximately $160 million

Creating Sustainable Value in 2021 and Beyond Strengthened R&D and commercial platforms well-positioned to execute on compelling value of transaction Combined clear aligner portfolio to drive continued revenue growth, increase patient access and support dental partners Positioned to capitalize on the important clear aligner market Strategic acquisition helps deliver on strategy to grow revenues and build long-term value creation Revamped innovation engine Improved demand creation capabilities Expanded footprint in growing markets Grow Revenues Integrated into a single supply chain Implemented disciplined cost management program Completed 6 portfolio shaping initiatives 22% OI margin by the end of 2022 Improve Margins Implemented operating structure designed to take advantage of scale Achieved headcount reduction goals On track to achieve $250mm in cost savings by the end of 2021 Simplify the Organization 2018 Restructuring Pillars and Execution KPIs

Key Transaction Highlights Significantly enhances scale in the important clear aligner market Increases access to quality dental care for additional patients Accretive to long-term financial targets and Non-GAAP EPS in 2021 ü ü ü

Thank You